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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): FEBRUARY 12, 2002
                                -----------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)




                   DELAWARE                                        1-12297                            22-3086739
                   --------                                        -------                            ----------
(State or Other Jurisdiction of Incorporation)         (Commission File Number) Number)          (IRS Employer Identification



       13400 OUTER DRIVE WEST                                                                            48239
       ----------------------                                                                            -----
            DETROIT, MI                                                                           (Including Zip Code)
            -----------
(Address of Principal Executive Offices)





                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated February 12, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

On February 12, 2002, United Auto Group, Inc. issued a press release announcing an agreement pursuant to which the Company will commence a cash offer for all of the capital stock of Sytner Group PLC, a leading retailer of luxury automobiles in the United Kingdom. The Company will host a conference call to discuss the transaction on Wednesday, February 13, 2002 at 1:00 p.m. ET. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     February 12, 2002              UNITED AUTO GROUP, INC.


                                          By: /s/ Robert H. Kurnick, Jr.
                                              ------------------------------
                                                  ROBERT H. KURNICK, JR.
                                          Its:    EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


EXHIBIT                   DESCRIPTION OF EXHIBIT                SEQUENTIAL PAGE
NUMBER                                                               NUMBER

EXHIBIT 99.1                 Press Release of United
                             Auto Group, Inc., dated
                             February 12, 2002